Exhibit 10.2

Final Version
PATENT TRANSFER AGREEMENT

THIS AGREEMENT is made as of May 11, 2005 by and between Schering Aktiengesellschaft, a German corporation having its principal place of business at Müllerstraße 178, 13353 Berlin, Germany (hereinafter referred to as “Schering”) and Acusphere, Inc., a Delaware corporation having its place of business at 500 Arsenal Street, Watertown, MA 02472, USA (hereinafter referred to as “Acusphere”). Schering and Acusphere are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WITNESSETH:

WHEREAS, on December 16, 2004 Schering and Acusphere have entered into a Confidentiality Agreement with respect to information regarding ultrasound contrast agents and related patents and patent applications;

WHEREAS, Acusphere indicated its interest in acquiring the Ultrasound Patents (hereinafter defined);

WHEREAS, Schering and Acusphere have previously entered into a non-binding term sheet (the “Term Sheet”) regarding the acquisition of the Ultrasound Patents by Acusphere and wish to incorporate the terms and conditions of such Term Sheet in more detail in a binding agreement.

NOW, THEREFORE, the Parties hereby agree as follows:

Article I - Definitions

“Affiliate” shall mean, with respect to a Party, any person, corporation, firm, joint venture, or other entity which, directly or indirectly, by itself or through one or more intermediaries, controls, is controlled by, or is under common control with such Party.  As used in this definition, the term “control” shall mean the possession of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of at least 50 % of the outstanding voting securities or by contract or otherwise.

“Business Day” shall mean a day which is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the United States, or in Berlin, Germany.

“Confidential Information” shall have the meaning set forth in Section 4.1.

“Effective Date” shall mean the date first written above.

“Harmonic Imaging Patents” shall mean all world-wide pending patent applications and all patents in the field of harmonic imaging as listed in Appendix C, including any continuation, continuation-in-part, divisional, provisional or any substitute application, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplemental patent certificate or certificate of protection) of any such patent, and all foreign counterparts existing at the Effective Date which are the subject matter of the claims of any of the foregoing.

“Losses” shall have the meaning set forth in Section 6.1.

“Third Party” shall mean any entity other than Acusphere or Schering or their respective Affiliates.

“Third Party Rights” shall mean the contracts and agreements relating to the Ultrasound Patents or Ultrasound Trademarks as listed in Appendix B.

“Ultrasound Patents” shall mean all world-wide pending patent applications and all patents in the ultrasound field, but not including the Harmonic Imaging Patents, as listed in Appendix A, including any continuation, continuation-in-part, divisional, provisional or any substitute application, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplemental patent certificate or certificate of protection) of any such patent, and all foreign counterparts, and all inventions existing at the Effective Date which are the subject matter of the claims of any of the foregoing.

“Ultrasound Trademarks” shall mean the trademarks Echovist® and Levovist®.

Article II - Transfer of Ultrasound Patents; License Grant

2.1                                 As of the Effective Date, Schering hereby sells, assigns and transfers to Acusphere all right, title and interest in and to the Ultrasound Patents, including, but not limited to, all claims for damages already incurred, and the right to sue for past infringement. Acusphere accepts such transfer and assignment. The Ultrasound Trademarks are not part of the transfer. Neither Schering nor any of its Affiliates owns any trademarks

relating to ultrasound contrast agents other than the Ultrasound Trademarks.   For the avoidance of doubt, Schering makes no sale, assignment and/or transfer of any right, title and interest in or to the Third Party Rights.  Acusphere accepts no responsibility or liability under or arising out of any Third Party Rights; provided that, Acusphere acknowledges and agrees that the non-exclusive licenses previously granted by Schering in the Third Party Rights to certain of the Ultrasound Patents shall hereafter continue in effect in accordance with the terms and conditions of such Third Party Rights.

2.2                                 As of the Effective Date and subject to the terms and conditions contained herein, Acusphere hereby grants to Schering and its Affiliates a non-exclusive, royalty-free, worldwide license under the Ultrasound Patent family corresponding to EP 0 365 467 B1 (Schering No. 50111)  (the “Licensed Patents”) with the right to sublicense, to use, make or have made, promote, sell and have sold its ultrasound product Levovist®; provided that each sublicensee is bound by a written agreement which contains terms and conditions at least as protective of the Licensed Patents as those contained herein.  Except for the limited licenses expressly granted in this Section 2.2, Acusphere retains all right, title and interest in and to the Licensed Patents.

2.2.1    Schering agrees to promptly notify Acusphere in writing of any actual or threatened infringement by a third party of any Licensed Patents or of any claim of invalidity or unenforceability of the Licensed Patents.  Acusphere shall have the right, but not the obligation, to prosecute or defend such claims, as applicable.  Schering shall, if requested by Acusphere, provide reasonable assistance to Acusphere, at Acusphere’s expense, in connection with the prosecution or defense of such claims.

2.3                                 Schering shall be responsible for the execution, delivery and filing of  any and all documents or instruments necessary to vest full title to the Ultrasound Patents in Acusphere. Accordingly, Schering shall, on the Effective Date (or as promptly thereafter as is practicable), provide all declarations and sign, deliver and file all documents (or procure that such documents are signed, delivered and filed) that are necessary for the assignment and transfer of the Ultrasound Patents and/or their re-registration in the name of Acusphere or an Acusphere Affiliate. Acusphere acknowledges that in order to fulfill its obligations hereunder Schering needs prompt information from Acusphere on the name of the Acusphere Affiliate, in which the full title to the Ultrasound Patents shall be vested, if not directly in Acusphere. In addition, Schering needs to promptly know  the patent counsel of Acusphere who shall be responsible for the Ultrasound Patents thereafter in the respective countries. Any costs associated with the assignment and transfer of the Ultrasound Patents shall be borne by Schering.

2.4                                 Schering irrevocably covenants to Acusphere that it will not and will ensure that none of the Schering Affiliates initiate, assist any third party, or otherwise participate in, except where such participation is required pursuant to a judicial or regulatory order or subpeona, in any claim, proceeding, suit or other similar action to invalidate or otherwise challenge the validity or enforceability of any of the Ultrasound Patents.

2.5                                 Schering shall have paid any annuity, renewal, or administrative fee related to the Ultrasound Patents that are due on or before the Effective Date.  As of the Effective Date, Acusphere shall be responsible for any annuity, renewal or administration fee related to each of the Ultrasound Patents; provided, however, (a) in order to permit Acusphere or an Acusphere Affiliate adequate time to assume full administrative responsibility for the payment of any annuity, renewal or administrative fees due for the Ultrasound Patents after the Effective Date, Schering agrees to arrange to pay any such annuity, renewal or administration fee due on the Ultrasound Patents within ninety (90) days of the Effective Date (or until such time as Acusphere or an Acusphere Affiliate advises Schering, in writing, that it no longer requires the annuity, renewal or administration fees so due), Acusphere or an Acusphere Affiliate to reimburse Schering for any such fees, and (b) Acusphere shall have no obligation to prosecute or maintain any Ultrasound Patent that it determines, in its sole discretion, to abandon or lapse; provided that Acusphere shall give Schering notice of its intention to abandon any of the Licensed Patents and Schering shall have the right, but not the obligation, to assume responsibility for the payment of maintenance fees.  Fees already paid by Schering prior to the Effective Date shall neither totally nor partially be charged back to Acusphere in any way.

2.6                                 Schering shall, on the Effective Date, deliver to Acusphere all copies in its or its counsel’s possession of files relating to the prosecution and defense of all of the Ultrasound Patents, including, without limitation, the entire “file wrapper” (prosecution history) of all issued and pending Ultrasound Patents, including official correspondence (office actions, amendments, etc.) to and from, and notes of telephone conversations with, any U.S. and foreign governmental or regulatory authority regarding all of the Ultrasound Patents.  After the Effective Date, Schering is willing to assist Acusphere, to the extent that Schering’s internal resources and capabilities allow, in the filing and prosecution of any patent applications included in the Ultrasound Patents and in the defense of any of the Ultrasound Patents before the U.S. Patent and Trademark Office and equivalent foreign governmental authorities.  Acusphere shall reimburse Schering for the reasonable cost of any such cooperation.

2.7                                 Schering hereby grants Acusphere and each Acusphere Affiliate an irrevocable (except as otherwise set forth in Section 7.3), non-exclusive, royalty-free, fully paid up, non-sublicenseable, worldwide, perpetual  right and license to use the Harmonic Imaging Patents solely in connection with exercising its rights in and to any and all of the Ultrasound Patents or in connection with the manufacture, use, importation, or sale of ultrasound contrast agents owned or controlled by Acusphere, including without limitation, the right and license to develop, have developed, manufacture, have manufactured, market, promote, sell, have sold, offer for sale, have offered for sale, import, have imported, rent, provide and/or lease products or services which practice or embody, or are configured for use in practicing, the Harmonic Imaging Patents and the right to practice any method covered by the Harmonic Imaging Patents.

Article III - Payments; Payment Terms

3.1                                In consideration of the assignment and transfer of the Ultrasound Patents, Acusphere shall pay to Schering an overall amount of $7,000,000 (seven million USD) to be paid in the following installments:

•                  $ 1,000,000.00 (one million USD) within 15 Business Days of the Effective Date of this Agreement;

•                  $ 3,000,000.00 (three million USD) within 15 Business Days of the first anniversary of the Effective Date of this Agreement;

•                  $ 3,000,000.00 (three million USD) within 15 Business Days of the second anniversary of the Effective Date of this Agreement.

All payments are due as listed above without invoice and shall be made to a bank account to be notified by Schering in due time. For any delayed payment Schering has the right to charge computed interest to Acusphere at Prime Rate as quoted on internet page ‘http://www.bankofamerica.com/facts/index.cfm?Menu_Sel=primerate’”plus a premium of 3% p.a. computed on the basis of act/360 year, such interest to be due and payable upon tender of the payment.

Article IV – Confidentiality; Public Announcements

4.1                                 Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that the receiving Party shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement any Confidential Information of the other Party.  As used herein, “Confidential Information” means any information and materials other than the Ultrasound Patents or Harmonic Imaging Patents furnished to a Party by the other Party pursuant to this Agreement that (a) the disclosing Party has marked as confidential or proprietary, or (b) the disclosing Party identifies as confidential at the time of oral disclosure with written confirmation within 15 days of disclosure to the receiving Party; provided, that the provisions of this Agreement will be deemed Confidential Information of both Parties; provided, further however, that reports and/or information related to or regarding the disclosing Party’s business plans, business methodologies, strategies, technology, specifications, development plans, customers, prospective customers, billing records, and products or services will be deemed Confidential Information of the disclosing Party even if not so marked or identified, except to the extent that it can be established by the receiving Party that such Confidential Information:

(a)                                  was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party, as evidenced by written records maintained by the receiving Party in the ordinary course of business; or

(b)                                 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party; or

(c)                                  became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or

(d)                                 was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others.

4.2                                 Each Party may disclose Confidential Information hereunder to the extent such disclosure is reasonably necessary to comply with applicable governmental laws, rules and regulations, including, without limitation, those of the U.S. Food and Drug Administration (“FDA”) and Securities and Exchange Commission.  If a Party is required by law or regulation to make any such disclosure of the other Party’s Confidential Information it will give reasonable advance notice to the other Party of such disclosure requirement and shall permit the other Party to intervene therein to protect its interests in its Confidential Information, and provide full cooperation and assistance to other Party in seeking to obtain such protection; provided, however, that none of the rights and obligations set forth in this sentence shall apply to any such disclosure by Acusphere in a Form 8-K or Form 10-Q which is filed with the Securities and Exchange Commission within 45 days of the Effective Date.

4.3                                 Notwithstanding any of the foregoing to the contrary, Acusphere may prepare and issue a press release announcing and describing this Agreement and the transaction contemplated hereby.  At least 5 (five) Business Days prior to releasing such press release, Acusphere shall give Schering the opportunity to review and comment thereon. Acusphere shall refer to Schering in such release as “Schering AG, Germany”.

4.4                                 Except as set forth in Section 4.3, neither Party shall use the name of the other Party or any Affiliate of the other Party in relation to this Agreement or the transactions described herein in any public announcement, press release or other public document without the written consent of such other Party, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that either Party may use the name of the other Party in any document filed with any regulatory agency or authority to comply with legal or regulatory requirements, including the FDA and the Securities and Exchange Commission, in which cases Acusphere shall refer to Schering as “Schering AG, Germany”.  Notwithstanding the foregoing, Schering agrees not to disclose the terms of this Agreement to its sublicensees within 90 days after the Effective Date.

4.5                                This Article IV shall survive termination or expiration of this Agreement.

Article V - Representations and Warranties; Limitation

5.1                                Each of the Parties represents and warrants to the other Party that (a) it has full right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, (b) this Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms, and (c) the execution, delivery and performance of the Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it is bound, nor to such Party’s knowledge, violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

5.2                                Schering hereby represents and warrants to Acusphere that

(a)                        Schering is the rightful and exclusive owner of all right, title and interest in and to the Ultrasound Patents;

(b)                       the Ultrasound Patents are free and clear of any liens, license rights, security interests, encumbrances or rights to repurchase, other than those listed in Appendix B;

(c)                        each of the Ultrasound Patents is properly filed or issued, as applicable, currently in compliance with formal legal requirements (including, without limitation, payment of filing, examination and governmental taxes and maintenance fees) and enforceable and, to the knowledge of Schering or any of its Affiliates, valid.

(d)                       there are no pending, or, to the knowledge of Schering or any of its Affiliates, threatened claims against Schering or any of its Affiliates claiming that the making, using, selling, offering for sale or importing of products or services which are covered by the subject matter of the claims of the Ultrasound Patents infringe on or violate any patent or other intellectual property right of a person or entity or that any of the Ultrasound Patents is invalid or unenforceable and Schering is not aware of any facts or circumstances that would form the basis for a determination that any of such Ultrasound Patents are invalid or unenforceable.

(e)                        to the knowledge of Schering or any of its Affiliates, the making, using, selling, offering for sale or importing of products or services which are covered by the subject matter of the claims of the Ultrasound Patents does not infringe on or violate (or in the past did not infringe on or violate) any patent or other intellectual property right of a person or entity.

(f)                          to the knowledge of Schering or any of its Affiliates, there is no, nor has there been any, infringement or violation or alleged infringement or violation by any person or entity of any of Schering’s rights in or to the Ultrasound Patents.

(g)                       All licenses or other agreements under which Schering has granted rights to others in the Ultrasound Patents are listed in Appendix B attached hereto.  All such licenses or other agreements are in full force and effect, and, to the knowledge of Schering there is no material default by any Party thereto.  True and complete copies of all such licenses or other agreements, and any amendments thereto, have been provided to Acusphere with certain limited redactions thereto, and Schering has all requisite power and authority to grant the rights purported to be conferred thereby.

(h)                       Appendix A comprises a complete and accurate listing of all patents and patent applications owned or controlled by Schering or any Affiliate of Schering in the ultrasound field; and  Appendix C comprises a complete and accurate listing of all Harmonic Imaging Patents owned or controlled by Schering or any Affiliate of Schering.

5.3                                EXCEPT AS SET FORTH ABOVE IN SECTION 5.2, EACH PARTY MAKES NO AND DISCLAIMS ANY OTHER WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, CONCERNING THE ULTRASOUND PATENTS, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE,

Article VI - Indemnification

6.1                                Without prejudice to any other right or remedy available to either Party arising out of the breach by the other of any of the representations and warranties set out in Sections 5.1 and 5.2 above, each Party hereby agrees to indemnify, defend and hold the other Party and its Affiliates, directors, officers, and employees harmless from and against any and all suits, claims, actions, demands, liabilities, expenses and/or losses, including reasonable legal expenses and attorneys’ fees (collectively, “Losses” and each a “Loss”), resulting directly or indirectly from (i) the material breach of any obligation under this Agreement, or (ii) the material breach of any representation or warranty made by such Party hereunder; provided however that neither party shall indemnify the other party for loss of profit.

6.2                                Each indemnified Party agrees to give the indemnifying Party prompt written notice of any Loss or discovery of fact upon which such indemnified Party intends to base a request for indemnification under Section 6.1.  Each Party shall furnish promptly to the other copies of all papers and official documents received in respect of any Loss. The indemnifying Party shall have the sole right to defend, settle or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, shall deem appropriate. The indemnifying Party shall obtain the written consent of the indemnified Party, which shall not be unreasonably withheld or delayed, prior to ceasing to defend, settling or otherwise disposing of any Loss if as a result thereof the indemnified Party would become subject to injunctive or other equitable relief or any remedy other than the payment of money, which payment would be the responsibility of the indemnifying Party. The indemnifying Party shall not be liable for any settlement or other disposition of a Loss by the indemnified Party which is reached without the written consent of the indemnifying Party. The reasonable costs and expenses, including reasonable fees and disbursements of counsel incurred by any indemnified Party in connection with any Loss, shall be reimbursed on a quarterly basis by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the indemnified Party.

6.3                                This Article VI shall survive the termination or expiration of this Agreement.

 Article VII - Term and Termination

7.1                                This Agreement shall come into force on the Effective Date and shall continue in effect until the last Ultrasound Patent licensed back to Schering under Section 2.2 has expired.

7.2                                In case that Schering or any of its Affiliates or sublicensees of Schering or any of Schering’s Affiliates attempts to challenge the validity or enforceability of the Licensed Patents, Acusphere has the right to immediately terminate the license granted in Section 2.2 above upon written notice.

7.3                                In the event that Acusphere acquires (whether through a purchase of assets or stock, merger or otherwise) a Third Party  which, immediately prior to the closing of such acquisition, is a party to an effective agreement under which Schering has granted such Third Party a royalty bearing license under any of the Harmonic Imaging Patents (any such agreement, a “Harmonic Imaging Patent License”), Acusphere shall promptly notify Schering of such acquisition.  Thereafter, upon Schering’s written request, the parties shall amend this Agreement to clarify that the Harmonic Imaging Patent License royalty obligations with respect to the Harmonic Imaging Patents covered therein supercede the royalty free license granted in Section 2.7 above and confirm that Acusphere and/or an Acusphere Affiliate, as applicable, shall pay all royalties set forth in and subject to the terms and conditions of the Harmonic Imaging Patent License with respect to those Harmonic Imaging Patents covered therein.

7.4                                The rights and obligations set forth in this Agreement shall extend beyond the expiration of this Agreement only to the extent expressly provided for herein, or to the extent that the survival of such rights or obligations are necessary to permit their complete fulfillment or discharge

Article VIII - Miscellaneous

8.1                                Amendments. No subsequent amendment or addition to this Agreement shall be binding upon the Parties unless executed in writing and signed by the respective authorized representatives of the Parties.

8.2                                Headings.  The section and paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections or paragraphs.

8.3                                Further Actions.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

8.4                                Severability. Each Party hereby agrees that it does not intend, by its execution hereof, to violate any public policies, statutory or common laws, rules, regulations, treaties or decisions of any government agency or executive body thereof of any country or community or association of countries.  Should one or more provisions of this Agreement be or become invalid, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid provisions, which valid provisions in their economic and other effects are sufficiently similar to the invalid provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions.  In case such valid provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid provision.

8.5                                Prior Agreements.  This Agreement constitutes the full and entire understanding and agreement among the Parties hereto with respect to the subject matters hereof, and any and all other written or oral agreements existing prior to or contemporaneously herewith, including but not limited to, the Term Sheet between the Parties, are hereby expressly superseded by the provisions of this Agreement. The Confidentiality Agreement dated December 16, 2004 shall continue to apply.

8.6                                Notices.    All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered personally or when mailed, by certified or registered mail, prepaid, to the Parties or their assignees at the address set forth above (or at such other address as shall be given in writing by a Party).

8.7                                Governing Law and Dispute Resolution.

This Agreement shall be governed by and construed in accordance with the laws of Germany. All disputes arising in connection with this Agreement or its validity which cannot be resolved amicably by the Parties shall be finally settled according to the rules of the German Institution of Arbitration e.V. (Deutsches Institut für Schiedsgerichtsbarkeit e.V.) without recourse to the ordinary courts of law except for interim proceedings (einstweiliger Rechtschutz). The exclusive place of arbitration shall be Frankfurt am Main, Germany. The arbitral tribunal shall consist of three arbitrators, one arbitrator to be appointed by each Party and the third to be appointed by the Arbitration Institution. The language of the arbitral proceedings shall be English.

IN WITNESS WHEREOF, Schering and Acusphere have caused this Agreement to be executed as of the Effective Date by their respective duly authorized representatives.

Acusphere, Inc.	Schering Aktiengesellschaft

/s/ Sherri C. Oberg	/s/ H.M. Rook
Name: Sherri C. Oberg	Name: H.M. Rook
Title: President and CEO	Title: Head of GBU Diagnostic Imaging

/s/ Dr. T. Fritzsch
Name: Dr. T. Fritzsch
	Title:	Business Development Diagnostic
Imaging, Licensing & Cooperations

Appendix A - Ultrasound Patents

Patent Family # 03228A

Ctry	Type	Filing	Filing Number	Publication	Grant	Grant number	Proc	Date	Nature	Exp
DE	NP1	05/Feb/1988	P 3803972.9	10/Aug/1989	04/Jul/1989	3803972	GRT	04/Jul/1989	3803972	05/Feb/2008
DK	PCT1	01/Feb/1989	1864/90				NATF	03/Aug/1990	1864/90	01/Feb/2009
US	CNT2	11/Jun/1990	07/536377				FLG	11/Jun/1990	07/536377
US	CNT3	07/Jun/1993	08/072748		20/Jun/1995	5425366	GRT	20/Jun/1995	5425366	20/Jun/2012
US	CNT4	13/Feb/1995	08/387612				FLG	13/Feb/1995	08/387612
US	CNT5	07/Jun/1995	08/477642		06/Jun/2000	6071496	GRT	06/Jun/2000	6071496	06/Jun/2017
US	CNT6	07/Jun/1995	08/474468		23/Jan/2001	6177062 B1	GRT	23/Jan/2001	6177062 B1	06/Jun/2017
US	CNT7	29/Nov/1995	08/563926				FLG	29/Nov/1995	08/563926	03/Feb/2009
US	CNT8	24/Feb/2000	09/512473				FLG	24/Feb/2000	09/512473	03/Feb/2009

Patent Family # 50111A

Ctry	Type	Filing	Filing Number	Publication	Grant	Grant number	Proc	Date	Nature	Exp
DE	EPA1	06/Apr/1989	89730095.0	25/Apr/1990	18/Aug/1993	P 58905318.3-08	GRT	18/Aug/1993	P 58905318.3-08	06/Apr/2009
DE	SPC1	07/Jun/1996	19675015.6		13/Dec/1995	32851.00.00	GRT	13/Dec/1995	32851.00.00	21/Jun/2010
ES	EPA1	06/Apr/1989	89730095.0	25/Apr/1990	18/Aug/1993	0365467	GRT	18/Aug/1993	0365467	06/Apr/2009
ES	SPC1	29/Jan/1998	C 9800006		01/Sep/1999	C 9800006	GRT	01/Sep/1999	C 9800006	21/Jun/2010
FR	EPA1	06/Apr/1989	89730095.0	25/Apr/1990	18/Aug/1993	0365467	GRT	18/Aug/1993	0365467	06/Apr/2009
FR	SPC1	06/Apr/1989	89730095.0		10/Oct/1999	97 C 0008	GRT	10/Oct/1999	97 C 0008	20/Jun/2010
GB	EPA1	06/Apr/1989	89730095.0	25/Apr/1990	18/Aug/1993	0365467	GRT	18/Aug/1993	0365467	06/Apr/2009
GB	SPC1	22/Nov/1996	SPC/GB96/055		21/Apr/1997	SPC/GB96/055	GRT	21/Apr/1997	SPC/GB96/055	20/Jun/2010
IT	EPA1	06/Apr/1989	89730095.0	25/Apr/1990	18/Aug/1993	0365467	GRT	18/Aug/1993	0365467	06/Apr/2009
IT	SPC1	30/Oct/1996					FLG	30/Oct/1996		06/Apr/2014
JP	NP1	04/Oct/1989	258007/89		11/Jan/1996	2005630	GRT	11/Jan/1996	2005630	04/Oct/2009
JP	SPC1	03/Sep/1999	11-700082		22/Feb/2001	2005630	GRT	22/Feb/2001	2005630	04/Oct/2014

Patent Family # 50622A

Ctry	Type	Filing	Filling Number	Publication	Grant	Grant number	Proc	Date	Nature	Exp
AT	EPT1	05/Jun/1993	93912897.1	29/Mar/1995	11/Feb/1998	E 163134	GRT	11/Feb/1998	E 163134	05/Jun/2013
BE	EPT1	05/Jun/1993	93912897.1	29/Mar/1995	11/Feb/1998	0644777	GRT	11/Feb/1998	0644777	05/Jun/2013
CH	EPT1	05/Jun/1993	93912897.1	29/Mar/1995	11/Feb/1998	0644777	GRT	11/Feb/1998	0644777	05/Jun/2013
DE	EPT1	05/Jun/1993	93912897.1	29/Mar/1995	11/Feb/1998	59308146.3-08	GRT	11/Feb/1998	59308146.3-08	05/Jun/2013
DK	EPT1	05/Jun/1993	93912897.1	29/Mar/1995	11/Feb/1998	0644777	GRT	11/Feb/1998	0644777	05/Jun/2013
EP	EPT1	05/Jun/1993	93912897.1	29/Mar/1995	11/Feb/1998	0644777	GRT	11/Feb/1998	0644777	05/Jun/2013
ES	EPT1	05/Jun/1993	93912897.1	29/Mar/1995	11/Feb/1998	0644777	GRT	11/Feb/1998	0644777	05/Jun/2013
FR	EPT1	05/Jun/1993	93912897.1	29/Mar/1995	11/Feb/1998	0644777	GRT	11/Feb/1998	0644777	05/Jun/2013
GB	EPT1	05/Jun/1993	93912897.1	29/Mar/1995	11/Feb/1998	0644777	GRT	11/Feb/1998	0644777	05/Jun/2013
GR	EPT1	02/Jun/1993	20040400095	29/Mar/1995	11/Feb/1998	3026498.B2	GRT	11/Feb/1998	3026498.B2	02/Jun/2013
IT	EPT1	05/Jun/1993	93912897.1	29/Mar/1995	11/Feb/1998	0644777	GRT	11/Feb/1998	0644777	05/Jun/2013
LU	EPT1	05/Jun/1993	93912897.1	29/Mar/1995	11/Feb/1998	0644777	GRT	11/Feb/1998	0644777	05/Jun/2013
MC	EPT1	05/Jun/1993	93912897.1	29/Mar/1995	11/Feb/1998	0644777	GRT	11/Feb/1998	0644777	05/Jun/2013
NL	EPT1	05/Jun/1993	93912897.1	29/Mar/1995	11/Feb/1998	0644777	GRT	11/Feb/1998	0644777	05/Jun/2013
NO	PCT1	05/Jun/1993	19944805		08/May/2000	307646	GRT	08/May/2000	307646	05/Jun/2013
PT	EPT1	05/Jun/1993	93912897.1	29/Mar/1995	11/Feb/1998	0644777	GRT	11/Feb/1998	0644777	05/Jun/2013
SE	EPT1	05/Jun/1993	93912897.1	29/Mar/1995	11/Feb/1998	93912897-1	GRT	11/Feb/1998	93912897-1	05/Jun/2013
US	PCT1	05/Jun/1993	08/351372				NATF	13/Dec/1994	08/351372
IE	EPT1	05/Jun/1993	93912897.1	29/Mar/1995	11/Feb/1998	0644777/E78869	GRT	11/Feb/1998	0644777/E78869	05/Jun/2013

Patent Family # 50686A

Ctry	Type	Filing	Filing Number	Publication	Grant	Grant number	Proc	Date	Nature	Exp
AT	EPT1	24/Apr/1993	93911501.0	29/Mar/1995	02/Dec/1998	E 173937	GRT	02/Dec/1998	E 173937	24/Apr/2013
BE	EPT1	24/Apr/1993	93911501.0	29/Mar/1995	02/Dec/1998	0644776	GRT	02/Dec/1998	0644776	24/Apr/2013
CA	PCT1	24/Apr/1993	2137910		03/Jun/2003	2137910	GRT	03/Jun/2003	2137910	24/Apr/2013

CH	EPT1	24/Apr/1993	93911501.0	29/Mar/1995	02/Dec/1998	0644776	GRT	02/Dec/1998	0644776	24/Apr/2013
DE	EPT1	24/Apr/1993	93911501.0	29/Mar/1995	02/Dec/1998	59309189.2-08	GRT	02/Dec/1998	59309189.2-08	24/Apr/2013
DK	EPT1	24/Apr/1993	93911501.0	29/Mar/1995	02/Dec/1998	0644776	GRT	02/Dec/1998	0644776	24/Apr/2013
ES	EPT1	24/Apr/1993	93911501.0	29/Mar/1995	02/Dec/1998	0644776	GRT	02/Dec/1998	0644776	24/Apr/2013
FR	EPT1	24/Apr/1993	93911501.0	29/Mar/1995	02/Dec/1998	0644776	GRT	02/Dec/1998	0644776	24/Apr/2013
GB	EPT1	24/Apr/1993	93911501.0	29/Mar/1995	02/Dec/1998	0644776	GRT	02/Dec/1998	0644776	24/Apr/2013
GR	EPT1	24/Apr/1993	93911501.0	29/Mar/1995	02/Dec/1998	990400590/3029494	GRT	02/Dec/1998	990400590/3029494	24/Apr/2013
IE	EPT1	24/Apr/1993	93911501.0	29/Mar/1995	02/Dec/1998	0644776	GRT	02/Dec/1998	0644776	24/Apr/2013
IT	EPT1	24/Apr/1993	93911501.0	29/Mar/1995	02/Dec/1998	0644776	GRT	02/Dec/1998	0644776	24/Apr/2013
LU	EPT1	24/Apr/1993	93911501.0	29/Mar/1995	02/Dec/1998	0644776	GRT	02/Dec/1998	0644776	24/Apr/2013
MC	EPT1	24/Apr/1993	93911501.0	29/Mar/1995	02/Dec/1998	0644776	GRT	02/Dec/1998	0644776	24/Apr/2013
NL	EPT1	24/Apr/1993	93911501.0	29/Mar/1995	02/Dec/1998	0644776	GRT	02/Dec/1998	0644776	24/Apr/2013
NO	PCT1	24/Apr/1993	944806		25/Sep/2000	308510	GRT	25/Sep/2000	308510	24/Apr/2013
PT	EPT1	24/Apr/1993	93911501.0	29/Mar/1995	02/Dec/1998	0644776	GRT	02/Dec/1998	0644776	24/Apr/2013
SE	EPT1	24/Apr/1993	93911501.0	29/Mar/1995	02/Dec/1998	93911501-0	GRT	02/Dec/1998	93911501-0	24/Apr/2013

Patent Family #50716A

Ctry	Type	Filing	Filing Number	Publication	Grant	Grant number	Proc	Date	Nature	Exp
AT	EPT1	08/Sep/1993	93919293.6	12/Jul/1995	29/Apr/1998	E 165517	GRT	29/Apr/1998	E 165517	08/Sep/2013
BE	EPT1	08/Sep/1993	93919293.6	12/Jul/1995	29/Apr/1998	0662005	GRT	29/Apr/1998	0662005	08/Sep/2013
CA	PCT1	08/Sep/1993	2145505		17/Feb/2004	CA 2145505	GRT	17/Feb/2004	CA 2145505	08/Sep/2013
CH	EPT1	08/Sep/1993	93919293.6	12/Jul/1995	29/Apr/1998	0662005	GRT	29/Apr/1998	0662005	08/Sep/2013
CN	NP1	25/Sep/1993	93118159.3	20/Jul/1994	06/Feb/2002	80509	GRT	06/Feb/2002	80509	25/Sep/2013
DE	EPT1	08/Sep/1993	93919293.6	12/Jul/1995	29/Apr/1998	59308479.9-08	GRT	29/Apr/1998	59308479.9-08	08/Sep/2013
DE	NP1	26/Sep/1992	P 4232755.5	31/Mar/1994			PUB	31/Mar/1994	DE 4232755 A1	26/Sep/2012
DK	EPT1	08/Sep/1993	93919293.6	12/Jul/1995	29/Apr/1998	0662005	GRT	29/Apr/1998	0662005	08/Sep/2013
ES	EPT1	08/Sep/1993	93919293.6	12/Jul/1995	29/Apr/1998	0662005	GRT	29/Apr/1998	0662005	08/Sep/2013
FI	PCT1	08/Sep/1993	951379				NATF	23/Mar/1995		08/Sep/2013
FR	EPT1	08/Sep/1993	93919293.6	12/Jul/1995	29/Apr/1998	0662005	GRT	29/Apr/1998	0662005	08/Sep/2013
GB	EPT1	08/Sep/1993	93919293.6	12/Jul/1995	29/Apr/1998	0662005	GRT	29/Apr/1998	0662005	08/Sep/2013
GR	EPT1	08/Sep/1993	93919293.6	12/Jul/1995	29/Apr/1998	980401268/3027050	GRT	29/Apr/1998	980401268/3027050	08/Sep/2013
IE	EPT1	08/Sep/1993	93919293.6		29/Apr/1998	0662005/E 80081	GRT	29/Apr/1998	0662005/E 80081	08/Sep/2013
IT	EPT1	08/Sep/1993	93919293.6	12/Jul/1995	29/Apr/1998	0662005	GRT	29/Apr/1998	0662005	08/Sep/2013
LU	EPT1	08/Sep/1993	93919293.6	12/Jul/1995	29/Apr/1998	0662005	GRT	29/Apr/1998	0662005	08/Sep/2013
MC	EPT1	08/Sep/1993	93919293.6	12/Jul/1995	29/Apr/1998	0662005	GRT	29/Apr/1998	0662005	08/Sep/2013
NL	EPT1	08/Sep/1993	93919293.6	12/Jul/1995	29/Apr/1998	0662005	GRT	29/Apr/1998	0662005	08/Sep/2013
NO	PCT1	08/Sep/1993	19951138		15/May/2000	307692	GRT	15/May/2000	307692	08/Sep/2013
PT	EPT1	08/Sep/1993	93919293.6	12/Jul/1995	29/Apr/1998	0662005	GRT	29/Apr/1998	0662005	08/Sep/2013
SE	EPT1	08/Sep/1993	93919293.6	12/Jul/1995	29/Apr/1998	93919293.6	GRT	29/Apr/1998	93919293.6	08/Sep/2013
US	CWO1	21/Jul/1997	08/897319	07/Mar/2002	07/May/2002	6383470 B1	GRT	07/May/2002	6383470 B1	08/Sep/2013
US	PCT1	08/Sep/1993	08/406882				NATF	27/Mar/1995	08/406882

Patent Family #50902A

Ctry	Type	Filing	Filing Number	Publication	Grant	Grant number	Proc	Date	Nature	Exp
AT	EPT1	25/Aug/1994	94926878.3	26/Jun/1996	25/Oct/2000	0717617	GRT	25/Oct/2000	0717617	25/Aug/2014
BE	EPT1	25/Aug/1994	94926878.3	26/Jun/1996	25/Oct/2000	0717617	GRT	25/Oct/2000	0717617	25/Aug/2014
CA	PCT1	25/Aug/1994	2171303				FLG	25/Aug/1994	2171303	25/Aug/2014
CH	EPT1	25/Aug/1994	94926878.3	26/Jun/1996	25/Oct/2000	0717617	GRT	25/Oct/2000	0717617	25/Aug/2014
DE	EPT1	25/Aug/1994	94926878.3	26/Jun/1996	25/Oct/2000	59409568.9-08	GRT	25/Oct/2000	59409568.9-08	25/Aug/2014
DK	EPT1	25/Aug/1994	94926878.3	26/Jun/1996	25/Oct/2000	0717617	GRT	25/Oct/2000	0717617	25/Aug/2014
ES	EPT1	25/Aug/1994	94926878.3	26/Jun/1996	25/Oct/2000	0717617	GRT	25/Oct/2000	0717617	25/Aug/2014
FR	EPT1	25/Aug/1994	94926878.3	26/Jun/1996	25/Oct/2000	0717617	GRT	25/Oct/2000	0717617	25/Aug/2014
GB	EPT1	25/Aug/1994	94926878.3	26/Jun/1996	25/Oct/2000	0717617	GRT	25/Oct/2000	0717617	25/Aug/2014
GR	EPT1	25/Aug/1994	94926878.3	26/Jun/1996	25/Oct/2000	20010400035/3035219	GRT	25/Oct/2000	20010400035/3035219	25/Aug/2014
IE	EPT1	25/Aug/1994	94926878.3	26/Jun/1996	25/Oct/2000	0717617	GRT	25/Oct/2000	0717617	25/Aug/2014
IT	EPT1	25/Aug/1994	94926878.3	26/Jun/1996	25/Oct/2000	0717617	GRT	25/Oct/2000	0717617	25/Aug/2014
LU	EPT1	25/Aug/1994	94926878.3	26/Jun/1996	25/Oct/2000	0717617	GRT	25/Oct/2000	0717617	25/Aug/2014
MC	EPT1	25/Aug/1994	94926878.3	26/Jun/1996	25/Oct/2000	0717617	GRT	25/Oct/2000	0717617	25/Aug/2014
NL	EPT1	25/Aug/1994	94926878.3	26/Jun/1996	25/Oct/2000	0717617	GRT	25/Oct/2000	0717617	25/Aug/2014
NO	PCT1	25/Aug/1994	960973		04/Mar/2002	312007	GRT	04/Mar/2002	312007	25/Aug/2014
PT	EPT1	25/Aug/1994	94926878.3	26/Jun/1996	25/Oct/2000	0717617	GRT	25/Oct/2000	0717617	25/Aug/2014
SE	EPT1	25/Aug/1994	94926878.3	26/Jun/1996	25/Oct/2000	94926878.3	GRT	25/Oct/2000	94926878.3	25/Aug/2014
US	DWO1	13/Dec/1999	09/459578		04/Sep/2001	6284280 B1	GRT	04/Sep/2001	6284280 B1	25/Aug/2014
US	PCT1	25/Aug/1994	08/605174		30/May/2000	6068857	GRT	30/May/2000	6068857	30/May/2017

Patent family # 51090A

Ctry	Type	Filing	Filing Number	Publication	Grant	Grant number	Proc	Date	Nature	Exp
AT	EPT1	10/Feb/1995	95909702.3	04/Dec/1996	19/Sep/2001	0744961	GRT	19/Sep/2001	0744961	10/Feb/2015
BE	EPT1	10/Feb/1995	95909702.3	04/Dec/1996	19/Sep/2001	0744961	GRT	19/Sep/2001	0744961	10/Feb/2015
CH	EPT1	10/Feb/1995	95909702.3	04/Dec/1996	19/Sep/2001	0744961	GRT	19/Sep/2001	0744961	10/Feb/2015
DE	EPT1	10/Feb/1995	95909702.3	04/Dec/1996	19/Sep/2001	59509618.2-08	GRT	19/Sep/2001	59509618.2-08	10/Feb/2015
DK	EPT1	10/Feb/1995	95909702.3	04/Dec/1996	19/Sep/2001	0744961	GRT	19/Sep/2001	0744961	10/Feb/2015
ES	EPT1	10/Feb/1995	95909702.3	04/Dec/1996	19/Sep/2001	0744961	GRT	19/Sep/2001	0744961	10/Feb/2015
FR	EPT1	10/Feb/1995	95909702.3	04/Dec/1996	19/Sep/2001	0744961	GRT	19/Sep/2001	0744961	10/Feb/2015
GB	EPT1	10/Feb/1995	95909702.3	04/Dec/1996	19/Sep/2001	0744961	GRT	19/Sep/2001	0744961	10/Feb/2015
IE	EPT1	10/Feb/1995	95909702.3	04/Dec/1996	19/Sep/2001	0744961	GRT	19/Sep/2001	0744961	10/Feb/2015
IT	EPT1	10/Feb/1995	95909702.3	04/Dec/1996	19/Sep/2001	0744961	GRT	19/Sep/2001	0744961	10/Feb/2015
JP	PCT1	10/Feb/1995	07-522099				FLG	10/Feb/1995	07-522099
NL	EPT1	10/Feb/1995	95909702.3	04/Dec/1996	19/Sep/2001	0744961	GRT	19/Sep/2001	0744961	10/Feb/2015
NO	PCT1	10/Feb/1995	19963501		21/May/2002	312497	GRT	21/May/2002	312497	10/Feb/2015
PT	EPT1	10/Feb/1995	95909702.3	04/Dec/1996	19/Sep/2001	0744961	GRT	19/Sep/2001	0744961	10/Feb/2015
SE	EPT1	10/Feb/1995	95909702.3	04/Dec/1996	19/Sep/2001	95909702.3	GRT	19/Sep/2001	95909702.3	10/Feb/2015
US	DWO1	06/Aug/1998	09/129953		23/Oct/2001	6306366 B1	GRT	23/Oct/2001	6306366 B1	10/Feb/2015
US	PCT1	10/Feb/1995	08/700354				NATF	21/Oct/1996	08/700354

Patent Family #51639A

Ctry	Type	Filing	Filing Number	Publication	Grant	Grant number	Proc	Date	Nature	Exp
AT	EPT1	23/May/2000	PCT/DE00/01678	20/Feb/2002	16/Jul/2003	1180043	GRT	16/Jul/2003	1180043	23/May/2020
AU	PCT1	23/May/2000	59627/00	08/Sep/2003	05/Feb/2004	766705	GRT	05/Feb/2004	766705	23/May/2020
BE	EPT1	23/May/2000	PCT/DE00/01678	20/Feb/2002	16/Jul/2003	1180043	GRT	16/Jul/2003	1180043	23/May/2020
CA	PCT1	23/May/2000	2373869				NATF	13/Nov/2001		23/May/2020
CH	EPT1	23/May/2000	PCT/DE00/01678	20/Feb/2002	16/Jul/2003	1180043	GRT	16/Jul/2003	1180043	23/May/2020
CN	PCT1	23/May/2000	00811021.2				NATF	27/Nov/2001	00811021.2	23/May/2020
CY	EPT1	23/May/2000	PCT/DE00/01678	20/Feb/2002	16/Jul/2003	1180043	GRT	16/Jul/2003	1180043	23/May/2020
CZ	PCT1	23/May/2000	PV 2001-4235	17/Apr/2002			PUB	17/Apr/2002		23/May/2020
DE	EPT1	23/May/2000	PCT/DE00/01678	20/Feb/2002	16/Jul/2003	50002914.8-08	GRT	16/Jul/2003	50002914.8-08	23/May/2020
DE	NP1	27/May/1999	19925311.0	30/Nov/2000	15/Jan/2004	19925311.0-09	GRT	15/Jan/2004	19925311.0-09	27/May/2019
DK	EPT1	23/May/2000	PCT/DE00/01678	20/Feb/2002	16/Jul/2003	1180043	GRT	16/Jul/2003	1180043	23/May/2020
EP	EPT1	23/May/2000	PCT/DE00/01678	20/Feb/2002	16/Jul/2003	1180043	GRT	16/Jul/2003	1180043	23/May/2020
ES	EPT1	23/May/2000	PCT/DE00/01678	20/Feb/2002	16/Jul/2003	1180043	GRT	16/Jul/2003	1180043	23/May/2020
FI	EPT1	23/May/2000	PCT/DE00/01678	20/Feb/2002	16/Jul/2003	1180043	GRT	16/Jul/2003	1180043	23/May/2020
FR	EPT1	23/May/2000	PCT/DE00/01678	20/Feb/2002	16/Jul/2003	1180043	GRT	16/Jul/2003	1180043	23/May/2020
GB	EPT1	23/May/2000	PCT/DE00/01678	20/Feb/2002	16/Jul/2003	1180043	GRT	16/Jul/2003	1180043	23/May/2020
GR	EPT1	23/May/2000	PCT/DE00/01678	20/Feb/2002	16/Jul/2003	20030404214	GRT	16/Jul/2003	20030404214	23/May/2020
HK	FPR1	23/May/2000	03102710.2	27/Jun/2003			PUB	27/Jun/2003	1050492 A	23/May/2020
HU	PCT1	23/May/2000	P 0201640	28/Aug/2002			PUB	28/Aug/2002	P 0201640	23/May/2020
IE	EPT1	23/May/2000	PCT/DE00/01678	20/Feb/2002	16/Jul/2003	1180043	GRT	16/Jul/2003	1180043	23/May/2020
IT	EPT1	23/May/2000	PCT/DE00/01678	20/Feb/2002	16/Jul/2003	1180043	GRT	16/Jul/2003	1180043	23/May/2020
LU	EPT1	23/May/2000	PCT/DE00/01678	20/Feb/2002	16/Jul/2003	1180043	GRT	16/Jul/2003	1180043	23/May/2020
MC	EPT1	23/May/2000	PCT/DE00/01678	20/Feb/2002	16/Jul/2003	1180043	GRT	16/Jul/2003	1180043	23/May/2020
MX	PCT1	23/May/2000	PA/A/2001/011998				NATF	23/Nov/2001		23/May/2020
NL	EPT1	23/May/2000	PCT/DE00/01678	20/Feb/2002	16/Jul/2003	1180043	GRT	16/Jul/2003	1180043	23/May/2020
NO	PCT1	23/May/2000	20015745				NATF	26/Nov/2001		23/May/2020
NZ	PCT1	23/May/2000	515147	25/Jul/2003	03/Nov/2003	515147	GRT	03/Nov/2003	515147	23/May/2020
PL	PCT1	23/May/2000	P-351853				NATF	26/Nov/2001		23/May/2020
PT	EPT1	23/May/2000	PCT/DE00/01678	20/Feb/2002	16/Jul/2003	1180043	GRT	16/Jul/2003	1180043	23/May/2020
SE	EPT1	23/May/2000	PCT/DE00/01678	20/Feb/2002	16/Jul/2003	1180043	GRT	16/Jul/2003	1180043	23/May/2020

SK	PCT1	23/May/2000	PV 1691-2001	04/Apr/2002			PUB	04/Apr/2002		23/May/2020
US	PCT1	23/May/2000	09/979554		25/Nov/2003	6652782 B1	GRT	25/Nov/2003	6652782 B1	23/May/2020
ZA	PCT1	23/May/2000	2001/10482		25/Jun/2003	2001/10482	GRT	25/Jun/2003	2001/10482	23/May/2020

Patent Family #52235A

Ctry	Type	Filing	Filing Number	Publication	Grant	Grant number	Proc	Date	Nature	Exp
DE	NP1	28/Mar/2002	10215335.3	16/Oct/2003			PUB	16/Oct/2003	DE 10215335 A1	28/Mar/2022
EP	EPT	27/Mar/2003	03745194.5	22/Dec/2004			PUB	22/Dec/2004	1487345	27/Mar/2023
JP	PCT	27/Mar/2003	2003-579664				NATF	28/Sep/2004	2003-579664	27/Mar/2023
US	NP1	28/Mar/2003	10/400928	13/May/2004			PUB	13/May/2004	US-2004-0092820-A1	28/Mar/2023
WO	PCT	27/Mar/2003	PCT/EP03/03227				FLG	27/Mar/2003	PCT/EP03/03227

Appendix B
Third Party Rights under Ultrasound Patents; Other Exceptions

1.)           Non-exclusive, royalty-free, worldwide license under Ultrasound Patent EP 644 776 was granted to Nycomed Imaging AS (now Amersham Health AS) (“Nycomed”) with the right to sublicense to Affiliates under Settlement Agreement dated as of November 2, 1999 between Schering and Nycomed.

2.)           Non-exclusive license under Ultrasound Patent EP 0744961 B1 was granted to Amersham Health AS (“Amersham”) under Settlement and License Agreement dated as of October 8, 2004 between Schering and Amersham.

3.)           Non-exclusive royalty free license under Ultrasound Patent EP 644777 was granted to Bracco S.p.A. (“Bracco”) under Letter of Understanding dated as of November 14, 2000 between Schering and Bracco.

B-1

Appendix C
Harmonic Imaging Patents

Patent Family #51172A1

51172	Licenses List

Ctry	Type	Filing	Filing Number	Publication	Grant	Grant Number	Proc	Date	Nature	Exp
AU	PCT1	13/Oct/1995	38424/95	29/Oct/1998	11/Feb/1999	698398	GRT	11/Feb/1999	698398	13/Oct/2015
CN	PCT1	13/Oct/1995	95195991.3		23/Jun/2004	159753	GRT	23/Jun/2004	159753	13/Oct/2015
IL	NP1	31/Oct/1995	115832	24/Aug/1997	08/Mar/1999	115832	GRT	08/Mar/1999	115832	31/Oct/2015
KR	PCT1	13/Oct/1995	10-1997-702870	01/Dec/1997	01/Apr/2003	380126	GRT	01/Apr/2003	380126	13/Oct/2015
MX	PCT1	13/Oct/1995	972842		18/Aug/2000	198166	GRT	18/Aug/2000	198166	13/Oct/2015
NO	PCT1	13/Oct/1995	972029				NATF	30/Apr/1997		13/Oct/2015
NZ	PCT1	13/Oct/1995	295149	28/Oct/1998	10/Feb/1999	295149	GRT	10/Feb/1999	295149	13/Oct/2015
TW	NP1	30/Nov/1995	84112793	21/Oct/1997	11/Feb/1998	NI-090114	GRT	11/Feb/1998	NI-090114	30/Nov/2015
US	NP1	01/Nov/1994	08/332746		21/Oct/1997	5678553	GRT	21/Oct/1997	5678553	01/Nov/2014
ZA	NP1	31/Oct/1995	95/9217	31/Jul/1996	31/Jul/1996	95/9217	GRT	31/Jul/1996	95/9217	31/Oct/2015

C-1

Patent Family #50107

50107	Licenses List

Ctry	Type	Filing	Filing Number	Publication	Grant	Grant Number	Proc	Date	Nature	Exp
AT	EPA1	23/Aug/1989	89250017.4	07/Mar/1990	23/Oct/1991	E 68887	GRT	23/Oct/1991	E 68887	23/Aug/2009
AU	PCT1	23/Aug/1989	41824/89	20/May/1993	13/Sep/1993	637059	GRT	13/Sep/1993	637059	23/Aug/2009
BE	EPA1	23/Aug/1989	89250017.4	07/Mar/1990	23/Oct/1991	0357164	GRT	23/Oct/1991	0357164	23/Aug/2009
CA	NP1	31/Aug/1989	610016		19/Mar/1996	1338175	GRT	19/Mar/1996	1338175	19/Mar/2013
CH	EPA1	23/Aug/1989	89250017.4	07/Mar/1990	23/Oct/1991	0357164	GRT	23/Oct/1991	0357164	23/Aug/2009
DE	EPA1	23/Aug/1989	89250017.4	07/Mar/1990	23/Oct/1991	P 58900401.8	GRT	23/Oct/1991	P 58900401.8	23/Aug/2009
DK	PCT1	23/Aug/1989	316/91	02/Jul/1993	13/Dec/2004	PR 175571	GRT	13/Dec/2004	PR 175571	23/Aug/2009
ES	EPA1	23/Aug/1989	89250017.4	07/Mar/1990	23/Oct/1991	0357164	GRT	23/Oct/1991	0357164	23/Aug/2009
FR	EPA1	23/Aug/1989	89250017.4	07/Mar/1990	23/Oct/1991	0357164	GRT	23/Oct/1991	0357164	23/Aug/2009
GB	EPA1	23/Aug/1989	89250017.4	07/Mar/1990	23/Oct/1991	0357164	GRT	23/Oct/1991	0357164	23/Aug/2009
GR	EPA1	23/Aug/1989	89250017.4	07/Mar/1990	23/Oct/1991	910401550	GRT	23/Oct/1991	910401550	23/Aug/2009
IT	EPA1	23/Aug/1989	89250017.4	07/Mar/1990	23/Oct/1991	0357164	GRT	23/Oct/1991	0357164	23/Aug/2009
JP	PCT1	23/Aug/1989	1-508941		25/Jul/1997	2677888	GRT	25/Jul/1997	2677888	23/Aug/2009
KR	PCT1	23/Aug/1989	700928/90		23/Feb/1998	138901	GRT	23/Feb/1998	138901	23/Aug/2009
LU	EPA1	23/Aug/1989	89250017.4	07/Mar/1990	23/Oct/1991	0357164	GRT	23/Oct/1991	0357164	23/Aug/2009
NL	EPA1	23/Aug/1989	89250017.4	07/Mar/1990	23/Oct/1991	0357164	GRT	23/Oct/1991	0357164	23/Aug/2009
NO	PCT1	23/Aug/1989	910805				FLG	23/Aug/1989	910805	23/Aug/2009
SE	EPA1	23/Aug/1989	89250017.4	07/Mar/1990	23/Oct/1991	89250017.4	GRT	23/Oct/1991	89250017.4	23/Aug/2009
TW	NP1	23/Oct/1989	78108117	01/Jan/1992	14/Dec/1991	NI-53209	GRT	14/Dec/1991	NI-53209	23/Oct/2009
US	CWO1	14/Jun/1993	076221		25/Apr/1995	5410516	GRT	25/Apr/1995	5410516	25/Apr/2012
US	CWO3	06/Jun/1995	08/467886		16/May/2000	6064628	GRT	16/May/2000	6064628
US	CWO4	12/Jan/1999	09/228972		07/Mar/2000	6034922	GRT	07/Mar/2000	6034922	23/Aug/2009
US	CWO5	02/Nov/1999	09/432123		24/Apr/2001	6221017 B1	GRT	24/Apr/2001	6221017 B1	23/Aug/2009
US	CWO6	20/Dec/2000	09/740054		03/Sep/2002	6443899 B2	GRT	03/Sep/2002	6443899 B2	23/Aug/2009
ZA	NP1	01/Sep/1989	89/6738		27/Jun/1990	89/6738	GRT	27/Jun/1990	89/6738	01/Sep/2009

C-2